                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 11, 2006
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                               AMCOMP INCORPORATED
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             (Exact name of registrant as specified in its charter)

          Delaware                    000-51767                  65-0636842
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

701 U.S. Highway One Suite 200 North Palm Beach, Florida                33408
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        (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
Securities Act (17 CFR 230.425)

         |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         |_|      Pre-commencement  communications  pursuant  to  Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         |_|      Pre-commencement  communications  pursuant  to  Rule  13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 11,  2006,  AmCOMP  Incorporated,  a Delaware  corporation  (the
"Company"),  issued a press release  announcing  its  financial  results for the fiscal quarter ended March 31, 2006 and other financial  information.  A copy of the press  release is furnished  as Exhibit 99.1 to this Current  Report on Form
8-K.

         The information in this Current Report,  including the exhibit attached hereto,  is being  furnished  and shall not be deemed  "filed"  for  purposes of
Section 18 of the  Securities  Exchange Act of 1934,  as amended (the  "Exchange
Act"), or otherwise subject to the liabilities of such section.  The information in this Current  Report,  including the exhibit,  shall not be  incorporated  by reference into any filing under the  Securities Act of 1933, as amended,  or the
Exchange Act,  regardless of any incorporation by reference language in any such filing,  unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         Exhibit No.       Exhibits
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           99.1            Press Release dated May 11, 2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMCOMP INCORPORATED

Dated: May 11, 2006                   By: /s/ Kumar Gursahaney
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                                          Name:  Kumar Gursahaney
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Treasurer